NASDAQ: NBS | 1 Investor Presentation NASDAQ: NBS September 2013 Transforming the Treatment of Chronic Disease

NASDAQ: NBS | 2 Forward-Looking Statements This presentation includes “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward-looking statements are expressed differently. Additionally, statements regarding the future of the regenerative medicine industry and the role of stem cells and cellular therapy in that future, our ability to successfully develop and grow our business, including with regard to our research and development and clinical evaluation efforts and future marketing and sales in respect of AMR-001 and other cell therapies, the marketing and performance of our contract development and manufacturing business and our adult stem cell collection, processing and storage business are forward looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage our business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR- 001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iv) our ability to integrate our acquired businesses successfully and grow such acquired businesses as anticipated, including expanding our PCT business internationally; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of our business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including our current Phase 2 clinical trial of AMR-001; (xii) our ability to complete our Phase 2 clinical trial of AMR-001 (or initiate future trials) in accordance with our estimated timeline due to delays associated with enrolling patients due to the novelty of the treatment, the size of the patient population and the need of patients to meet the inclusion criteria of the trial or otherwise; and (xiii) the other factors discussed in “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (“the SEC”) on March 11, 2013 and elsewhere in this presentation and in the Company's other periodic filings with the SEC which are available for review at www.sec.gov under “Search for Company Filings.” All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

NASDAQ: NBS | 3 Regenerative Medicine •Repair or replace damaged tissue and restore function •Novel regenerative therapies with potential to: Improve clinical outcomes Reduce overall healthcare costs

NASDAQ: NBS | 4 NeoStem Has an Integrated Business Model • Develops therapies for chronic unmet medical needs around a significant IP portfolio • Benefits from growth of the regenerative medicine industry through development and manufacturing contracts

NASDAQ: NBS | 5 Drive shareholder value through… 1) Growing a successful global cell therapy contract development and manufacturing business 2) Developing cutting edge therapies around a strong IP portfolio in the treatment of chronic diseases, becoming a global leader in regenerative medicine and driving the reduction of overall healthcare costs through the development of cell therapies 3) Continuing to build the Company through strategic transactions, partnerships and relationships (Vatican, DoD) including M&A with a demonstrated track record having completed multiple mergers and one divestiture 4) Educate consumers and the investor community on the paradigm shift in medicine and benefits of cell therapy Corporate Goals

NASDAQ: NBS | 6 Since 2006, We Have Accessed Over $138 Million and Completed Multiple M&A Transactions and One Divestiture Acquired Stem Cell Technologies, Inc. Acquired CBH (51% of Erye) Divested Began partnership with Vatican Acquired 80% Acquired Acquired Phase III Medical, Inc. Acquired NeoStem, Inc.

NASDAQ: NBS | 7 Our Contract Development and Manufacturing Organization (CDMO) Business

NASDAQ: NBS | 8 • Currently serve more than 35 clients • Demonstrated regulatory expertise having successfully completed 50+ EU and US regulatory filings and worked with a client through all phases of clinical trials, to BLA submission, and product approval by FDA • Provide established, high quality manufacturing capabilities and support to developers of cell-based therapies, from preclinical supplies through to commercialization at two strategically located facilities • Over 6,000 patients have received products manufactured at our facilities • Large and small companies in the cell therapy industry outsource services for all or part of their manufacturing needs, improving efficiencies and profitability and reducing capital investment 15-Year Track Record of Success

NASDAQ: NBS | 9 • Initiatives focused on lowering cost of goods and increasing gross profits through innovation, engineering and automation • Pursue commercial expansion of manufacturing in the US and internationally • Establish opportunities for early partnerships with goals of commercial manufacturing, equity participation and back-end royalties Manufacturing Growth Plans Mountain View, California (25,000 ft2) ISO Class 7 / Class 10,000 suites Additional build out underway – expected online 2014 Allendale, New Jersey (30,000 ft2) ISO Class 7 / Class 10,000 suites ISO Class 6 / Class 1,000 suite Additional build out underway – expected online 2014

NASDAQ: NBS | 10 Low Complexity Product Medium Complexity Product High Complexity Product Pre-clinical Drug Discovery Contracts Phase 2 Clinical Trial Manufacturing Contract Phase 1 Clinical Trial Manufacturing Contract Phase 3 Clinical Trial Manufacturing Contract Commercial Manufacturing Contract 12 to 18 Month Engagement $50,000 to $250,000 12 to 24 Month Engagement $250,000 to $500,000 24 to 36 Month Engagement $500,000 to $1,000,000 6 to 12 Month Eng. 5 to 25 Units Produced $250,000 to $750,000 12 to 18 Month Eng. 25 to 50 Units Produced $625,000 to $1,250,000 12 to 24 Month Eng. 50 to 100 Units Produced $1,000,000 to $2,000,000 12 to 18 Month Eng. 25 to 50 Units Produced $625,000 to $1,250,000 12 to 24 Month Eng. 100 to 200 Units Mfg. $2,000,000 to $4,000,000 18 to 36 Month Eng. 200 to 400 Units Mfg. $3,000,000 to $6,000,000 12 to 18 Month Eng. 50 to 100 Units Produced $1,000,000 to $2,000,000 24 to 48 Month Eng. 200 to 400 Units Mfg. $3,000,000 to $6,000,000 24 to 48 Month Eng. 400 to 1,000 Units Mfg. $4,000,000 to $10,000,000 Est. Peak Annual Sales 2,500 to 5,000 Units $38M to $75M / Yr. Est. Peak Annual Sales 10,000 to 25,000 Units $80M to $200M / Yr. Est. Peak Annual Sales 25,000 to 50,000 Units $125 to $250M / Yr. *Based on industry experience and estimated potential future commercial manufacturing in the industry Examples of Contract Services Potential from Conception to Commercialization* What Could Outsourced Manufacturing Ultimately Mean For The Company?

NASDAQ: NBS | 11 Building a Best in Class Cell Therapy Pipeline

NASDAQ: NBS | 12 Cardiovascular disease* • Acute myocardial infarction – PreSERVE Phase 2 Study • Congestive heart failure – Preparing for Phase 1b/2a • Traumatic brain injury – Preclinical * These cells (AMR-001) are autologous and not expanded Autoimmune disorders • Type 1 diabetes – Phase 2 IND preparation • Steroid resistant asthma – Preparing for Phase 1b/2a • Organ transplant tolerance – Phase 1 IND submitted Tissue regeneration • Periodontitis – IND to be filed • Macular degeneration – Preclinical • Osteoporosis – Preclinical • Acute radiation syndrome – Preclinical • Wound healing – Preclinical Built for Success in Regenerative Medicine

NASDAQ: NBS | 13 High Cost of Cardiovascular Disease • $2.7 trillion dollars is spent annually on health care costs, currently 18% of US GDP1 • Cardiovascular disease costs over $445 billion today and projected to increase to $1 trillion by 20302 1) Center for Medicare and Medicaid, statistics for 2011 2) American Heart Association, Policy Statement January 24, 2011

NASDAQ: NBS | 14 AMR-001 Brings Repair System to the Heart in Order to Preserve Function After a STEMI • CD34⁺CXCR4+ Cells are a natural repair mechanism • A consequence of inadequate perfusion (microvascular insufficiency) after a heart attack is apoptosis and progressive cardiomyocyte loss in the peri- infarct zone, leading to infarct expansion • STEMI patients are at a high risk of a progressive deterioration in heart muscle function that leads to arrhythmia, recurrent myocardial infarction, congestive heart failure and premature death

NASDAQ: NBS | 15 Indication Post-AMI preservation of cardiac function Key Inclusion Criteria Confirmation of ST Elevation MI (STEMI); ejection fraction < 48% at day 4; state of the art care post stenting Location and Number of Subjects United States, 60 centers, 131 of 160 patients infused as of 9/6/2013 Design Double blind, placebo controlled, randomized (1:1) Primary Endpoint Change in cardiac perfusion (RTSS by SPECT) from baseline to 6 months Other Endpoints Secondary endpoints to determine preservation of cardiac function and clinical events: • CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/peri-infarct regional wall motion abnormalities, and infarct size (baseline and 6 months) • Quality of Life measures: (KCCQ & SAQ) • Reduction in cumulative MACE and other adverse clinical cardiac events at 6, 12, 18, 24, and 36 months Treatment Single dose via infarct related artery with minimum dose for release >10MM CD34+ cells PreSERVE Phase 2 Study

NASDAQ: NBS | 16 Phase 1 Results Point to AMR-001 Potential Dose Response Correlated with Mobile CD34+ Cells RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 • DSMB determined that no adverse events were related to therapy • Bone marrow derived cells: Likely safe and positive impact on mortality (Cochrane Collaboration Review, 2012) • Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion • Increasing doses of CD34+CXCR4+/ SDF-1 mobile cells reduced the size of the infarct region as measured by CMR 0 20 40 60 0 5 10 15 CD34+ cells (millions) % of individuals with decrease in left ventricular ejection fraction (LVEF) Threshold No individuals showed a decrease in LVEF Quyyumi AmHtJ 2011 and data on file Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells • At threshold dose of 10 million cells or more, no individuals showed decrease in LVEF

NASDAQ: NBS | 17 • Broad and growing patent portfolio supports cardiac and other ischemic conditions • Amorcyte’s patent claims cover a pharmaceutical composition that contains a therapeutic concentration of non-expanded CD34+ CXCR4+ stem cells that move in response to SDF-1, together with a stabilizing amount of serum, and that can be delivered parenterally through a catheter to repair an injury caused by vascular insufficiency. • 4 issued US composition of matter and methods patents: • 8 issued OUS composition of matter and method patents: - Japan, South Africa, Malaysia, Philippines, Canada, Russia • Patent Applications: 24 active US and OUS patents pending • Issued and pending claims can be applied to other conditions caused by underlying ischemia, including: chronic myocardial ischemia post-AMI, congestive heart failure, critical limb ischemia and ischemic brain injury Intellectual Property

NASDAQ: NBS | 18 What’s Next? Congestive Heart Failure Incidence 660,000 Prevalence 5,800,000 American Heart Association 23,000,000 Prevalence 20,000,000 Case Western University

NASDAQ: NBS | 19 Adapted from Vrtovec et al, Circ Res published online 10/12/12 Note: 110 patients (open label, 55 treated with cells and 55 standard of care) CD34+ Stem Cell Therapy Improves Event Free Survival at 5 Years in Patients with Dilated Cardiomyopathy Pump Failure Deaths Sudden Cardiac Deaths Heart Transplantations

NASDAQ: NBS | 20 1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869 • Treg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function1 • Partnership with Becton Dickinson (20% ownership of Athelos) • Immune-mediated diseases such as graft-versus-host-disease (GVHD), autoimmune disorders such as type 1 diabetes and multiple sclerosis, and allergic conditions, are a result of an imbalance between T-effector cells and T-regulatory cells (Treg) • Exclusive rights to 22 issued patents covering isolation, activation, expansion and methods of treating or preventing certain conditions and/or diseases using Tregs in US and major international markets Using Treg Cells to Restore Immune Balance

NASDAQ: NBS | 21 • Type 1 diabetes affects over 340 million worldwide with over $174 billion economic cost in US alone • Advancing to Phase 2 study in 2014 through collaboration with Drs. Jeffrey Bluestone and Qizhi Tang (UCSF) • Severe asthma affects 60 million worldwide and costs US $56 billion per year • Designing protocol for Phase 1b/2a steroid resistant asthma study with Drs. William Busse (University of Wisconsin), Mario Castro (Washington University, St. Louis), Prescott Woodruff (UCSF) Recent Advancements in the Treg Program

NASDAQ: NBS | 22 • Preliminary data generated by third party collaborators in animal models have indicated that highly enriched human very small embryonic-like stem cells (VSELs™) are able to integrate, differentiate and potentially regenerate into all basic cell types (mesoderm, ectoderm, endoderm) • Unlike classically defined “pluripotent” stem cells, it is believed that VSELs™ do not contribute to teratoma formation • NeoStem has 7 families of patents pending for method of treatment and isolation claims that dovetail with the indications that we are pursuing • Pre-clinical work financed largely by grants and DOD funding with total active grant awards of over $4.5 million • Treatment indications being explored include wounds, macular degeneration, osteoporosis, cardiac, and acute radiation syndrome Bone mesoderm Neuron ectoderm Pancreas endoderm VSELs™ Regenerative Medicine Potential

NASDAQ: NBS | 23 • Preliminary data in a preclinical model of severe complex wounds suggest that VSELs™ may be more effective in accelerating healing than mesenchymal stromal cells % R e -ep it he lia liz at io n p < 0.05 Days Post-wounding VSELs vs. MSCs % R e -epi thel ia liz at io n 2,500 human VSELS 500,000 human MSCs Fibrin Control Human VSELs™ Accelerate Healing in a SCID Mouse Complex Tail Wound Model

Preliminary Data Suggest Human VSELs™ Injected into a Mouse Sub-Retinal Space Integrate and Show Differentiation Potential *in situ*



PKH-26/Recoverin
PKH-26 positive cells co-labeled with Recoverin (400x).
GCL
INL
ONL
RPE



PKH-26/rhodopsin
PKH-26 positive cells co-labeled with rhodopsin (400x).
GCL
INL
ONL
RPE

Eminli, S. et al. Exploring the use of human very small embryonic-like stem cells (VSELs) isolated from adult peripheral blood for therapy of dry age-related macular degeneration (AMD). ISSCR 2012 Annual Meeting, Yokohama, Japan. Poster presentation.

NeoStem

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NASDAQ: NBS | 25 Key Executives Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – The Wharton School  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Robert Dickey IV Chief Financial Officer  BA – Princeton University; MBA –The Wharton School  Former SVP Hemispherx Biopharma, Inc.  Over 15 years management experience at life sciences companies, following a career as an investment banker Andrew L. Pecora, MD, FACP Chief Visionary Officer, CMO of PCT, CSO of Amorcyte  MD – University of Medicine and Dentistry of New Jersey  Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center Douglas W. Losordo, MD, FACC, FAHA Chief Medical Officer  MD – University of Vermont  Leader in cell therapy research; Renowned cardiologist; Adjunct Professor in Medicine, Northwestern University  Former VP, New Therapies Development Regenerative Medicine, Baxter & Former Director, Feinberg Cardiovascular Research Institute Robert A. Preti, PhD Chief Scientific Officer President of PCT  PhD and MS in Cellular Biology / Hematology - New York University  One of the country’s leading authorities on cell engineering and the principal investigator for a number of clinical trials relating to stem cell transplantation  10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory Stephen W. Potter, MBA Executive Vice President  BS – University of Massachusetts; MBA - Harvard Business School  Biotech and pharma experience: Osiris Therapeutics (approval of Prochymal®, first-ever stem cell drug therapy), Genzyme, DuPont Pharmaceuticals, Booz Allen & Hamilton Timothy C. Fong, PhD, MBA VP, Technology & Product Development of PCT  PhD in Immunology – UCLA, MBA – Saint Mary’s College  Recently Technical Director Cell Therapy at BD Biosciences  Over 18 years experience in drug development; Has led R&D groups in cell and gene therapies from discovery research to clinical trials Jonathan Sackner-Bernstein, MD, FACC VP of Clinical Development and Regulatory Affairs  MD – Jefferson Medical College  Internationally recognized clinical researcher in cardiology  20 years experience in clinical practice, medical research and healthcare management  FDA background as past Associate Director for Technology and Innovation; Former CMO at Clinilabs, a clinical research organization

NASDAQ: NBS | 26 Board of Directors Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – The Wharton School  Formerly President & CEO IP2M, EVP & CMO HealthHelp  Experience - Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Richard Berman (Independent)  Over 35 years of venture capital, management, M&A experience  Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Drew Bernstein, CPA (Independent)  BS – University of Maryland Business School  Licensed in State of New York; member AICPA, NYSSCPA and NSA  Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Martyn Greenacre, MBA (Independent)  BA – Harvard College; MBA – Harvard Business School  Experience – Board and executive positions for multiple biopharmaceutical companies; Former CEO of Delsys Pharmaceutical Corporation and Zynaxis Inc; Chairman of the Board of BMP Sunstone Corporation Steven Myers (Independent)  BS Mathematics – Stanford University  Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Andrew Pecora, MD, FACP Chief Visionary Officer, CMO of PCT, CSO of Amorcyte  MD — University of Medicine and Dentistry of New Jersey  Experience – Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Eric Wei Managing Partner, RimAsia Capital Partners  BS Mathematics & Economics – Amherst College; MBA – Wharton  Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity Partners Crimson Asia Capital Partners

NASDAQ: NBS | 27 Market Metrics Market Capitalization(1) $150M Enterprise Value(1) $138M Recent Price(2) $7.60 52 Week Range(2) $5.00 - $8.90 Float(1) 17.1M Insider Holdings(3) 15.8% Institutional Holdings(4) 6.6% 1) As of August 7, 2013, based on 20.3 million shares outstanding and a $7.40 share price 2) As of September 5, 2013 3) As of August 19, 2013 (Source: NeoStem) 4) As of August 1, 2013 (Source: FactSet) 5) As of June 30, 2013 (Source: NBS June 30, 2013 10Q) 6) Cash raised through warrant exercises and issuance of stock between July 1, 2013 and August 8, 2013 (Source: NBS June 30, 2013 10Q) Financial Metrics Revenue(5) $6.9M (1H 2013) Cash(5) $14.7M Additional Cash(6) $3.9M Common Shares Outstanding(1) 20.3M Warrants(5) 5.4M (avg. warrant exercise price of $15.55 – mostly callable) Options(5) 2.6M (avg. option exercise price of $11.41) Key Metrics

NASDAQ: NBS | 28 • Therapeutic Pipeline - Complete enrollment PreSERVE-AMI Phase 2 trial - 1st data readout 6-8 months after last patient infused - Advancing towards Phase 1b/2a AMR-001 CHF trial - Advancing towards VSELTM human bone growth trials - Advancing Treg cell program towards Phase 2 trial in type 1 diabetes - Grow through strategic transactions and business development relationships • Commercial Operations - Product and service expansion transaction(s) - Cell therapy automation to lower cost and improve efficiency - Manufacturing expansion in US and internationally NeoStem Milestones

NASDAQ: NBS | 29 Contact Information NeoStem, Inc. NASDAQ: NBS www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584-4174 Email: rsmith@neostem.com

NASDAQ: NBS | 30 Appendix

NASDAQ: NBS | 31 Amorcyte Scientific Advisory Board Eugene Braunwald, MD, FRCP Brigham & Women’s Hospital Bernard J. Gersh, MD, ChB, DPhil, FRCP The Mayo Clinic Dean J. Kereiakes, MD, FACC The Christ Hospital Heart of Greater Cincinnati Douglas L. Mann, MD, FACC Washington University School of Medicine Emerson C. Perin, MD, PhD, FACC Texas Heart Institute Bertram Pitt, MD University of Michigan School of Medicine Arshed Quyyumi, MD, FRCP, FACC, Principal Investigator, PreSERVE Trial Emory University School of Medicine Edmund K. Waller, MD, PhD, FACP Emory University School of Medicine James T. Willerson, MD University Texas Health Science Center Joseph Wu, MD, PhD Stanford University School of Medicine Andrew L. Pecora, MD, FACP, CPE, SAB Administrative Chairman Hackensack University Medical Center Chief Scientific Officer, Amorcyte

NASDAQ: NBS | 32 Athelos Scientific Advisory Board Robert A. Preti, PhD SAB Administrative Chairman SO of NeoStem and President of PCT Jeffrey Bluestone, PhD University of California, San Francisco, Diabetes Center David A. Horwitz, MD University of Southern California Robert Korngold, PhD Hackensack University Medical Center Robert S. Negrin, MD Stanford University David Peritt, PhD Hospira Noel L. Warner, PhD BD Biosciences

NASDAQ: NBS | 33 VSEL™ Technology Academic Collaborators Mariusz Ratajczak, MD, PhD, Dsci University of Louisville Russell Taichman, DMD, DMSc University of Michigan Vincent Falanga, MD Boston University Kameran Lashkari, MD Schepens Eye Institute, Harvard Medical School Song Li, PhD University of California, Berkeley

Phase 1 Trial Design for AMR-001

Indication	Post-AMI with LVEF ≤50% and wall motion abnormality in the myocardium of the IRA
Primary Endpoint	Safety in post-AMI patients
Other Endpoints	RTSS* (Perfusion); LVEF; ESV; SDF mobility
Key Inclusion Criteria	Confirmation of ST Elevation MI; Ejection fraction ≤ 50% 96 hours post stenting
Dosing Frequency	Single dose
Groups and Randomization	3 dose cohorts (5, 10, 15 million cells, randomized 1:1, open-label)
Number of Subjects	N=31
Number of Sites	4 (incl. Emory University, Texas Heart Institute, Vanderbilt, Cincinnati)
Geography	United States
Trial Duration	6 months

Day 1: Ventriculography



Day 4: CMR



Day 5-8:
6-8 Hour Cell Separation Process



Day 6-10:
Injection into the IRA


Syringe Containing AMR-001
LAD
Balloon Catheter
Peri-infarct Zone
Infarcted Zone

NeoStem
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NASDAQ: NBS | 35 T effector to nTreg ratio CD4 SS C CD25 CD 1 2 7 Post-sort nTreg : >90% P re -s o rt P o st -s o rt Ex vivo Expanded Human Tregs Show Safety and Potential Efficacy in Early Clinical Trials